Quarterly Holdings Report
for

Fidelity® Disruptive Automation Fund

August 31, 2020

DSA-QTLY-1020
1.9897379.100

Schedule of Investments August 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
COMMUNICATION SERVICES - 5.1%
Interactive Media & Services - 5.1%
Alphabet, Inc. Class C (a)	1,300	$2,124,434
CONSUMER DISCRETIONARY - 2.5%
Household Durables - 1.3%
Midea Group Co. Ltd. (A Shares)	55,645	573,151
Internet & Direct Marketing Retail - 1.2%
Amazon.com, Inc. (a)	143	493,487

TOTAL CONSUMER DISCRETIONARY		1,066,638

HEALTH CARE - 5.1%
Health Care Equipment & Supplies - 5.1%
Intuitive Surgical, Inc. (a)	2,899	2,118,705
INDUSTRIALS - 50.4%
Electrical Equipment - 8.5%
AMETEK, Inc.	10,857	1,093,300
Rockwell Automation, Inc.	8,512	1,962,271
Sensata Technologies, Inc. PLC (a)	12,663	527,287
		3,582,858
Industrial Conglomerates - 7.5%
Honeywell International, Inc.	3,349	554,427
Siemens AG	18,773	2,601,291
		3,155,718
Machinery - 26.0%
Airtac International Group	25,000	553,929
Daifuku Co. Ltd.	6,438	567,120
Fanuc Corp.	9,997	1,753,798
HIWIN Technologies Corp.	142,540	1,562,162
Misumi Group, Inc.	17,669	464,100
Nabtesco Corp.	15,053	476,824
Shenzhen Inovance Technology Co. Ltd. (A Shares)	304,006	2,476,989
SMC Corp.	3,133	1,723,054
THK Co. Ltd.	57,725	1,354,901
		10,932,877
Professional Services - 4.7%
Recruit Holdings Co. Ltd.	52,454	1,988,034
Road & Rail - 3.7%
Uber Technologies, Inc. (a)	45,679	1,536,185

TOTAL INDUSTRIALS		21,195,672

INFORMATION TECHNOLOGY - 34.6%
Electronic Equipment & Components - 14.1%
Cognex Corp.	7,429	514,013
Hexagon AB (B Shares) (a)	16,685	1,208,292
Keyence Corp.	4,498	1,855,003
National Instruments Corp.	9,367	336,182
Renishaw PLC	31,305	2,001,959
		5,915,449
Semiconductors & Semiconductor Equipment - 14.7%
Micron Technology, Inc. (a)	28,784	1,309,960
NVIDIA Corp.	4,504	2,409,550
Taiwan Semiconductor Manufacturing Co. Ltd.	84,140	1,224,699
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	15,774	1,250,090
		6,194,299
Software - 5.8%
Altair Engineering, Inc. Class A (a)	10,940	459,699
ANSYS, Inc. (a)	1,438	487,496
Autodesk, Inc. (a)	2,038	500,737
Manhattan Associates, Inc. (a)	4,431	430,915
Synopsys, Inc. (a)	2,581	571,175
		2,450,022

TOTAL INFORMATION TECHNOLOGY		14,559,770

TOTAL COMMON STOCKS
(Cost $36,319,713)		41,065,219

Money Market Funds - 3.4%
Fidelity Cash Central Fund 0.12% (b)
(Cost $1,428,364)	1,428,079	1,428,364
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $37,748,077)		42,493,583
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(454,062)
NET ASSETS - 100%		$42,039,521

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$306
Total	$306

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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